(on Modern Woodmen letterhead)


 February 23, 2005




 Dear Modern Woodmen Member:

 As a valued Modern Woodmen of America variable product certificate holder, we are pleased to provide you with the annual reports for the investment options you have selected under your Modern Woodmen of America certificate(s). These reports update each portfolio's investment holdings and financial information as of December 31, 2004.

 Listed below are the annual reports enclosed in this mailing for the investment options in which you were invested as of January 31, 2005.FN1 If the annual reports for all of your investment options are not included, you will receive an
 additional   mailing(s)  for  the  remaining  options.    The
 performance information shown in the annual reports does  not
 reflect   product  charges.   Also  enclosed  is  performance
 information  for the period ended January 31,  2005  and  the
 quarter   ending  December  31,  2004  reflecting  applicable
 product charges.

 As always, remember that past performance does not predict or guarantee future returns.


 We  hope you find the enclosed information helpful.   If  you
 have any questions concerning your certificate(s), please  do
 not   hesitate  to  call  your  Modern  Woodmen  of   America
 registered representative.

 We appreciate and value your business and look forward to continuing to serve you.


 Modern Woodmen of America






    [list of investment options contained in this mailing]


_______________________________
 FN1 Note - if you were invested in any of the EquiTrust Variable
 Insurance Series Fund subaccounts, you will receive the complete annual report for the Fund.

LMW